SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported):  July 30, 1998


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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           (Exact name of Registrant as specified in its Articles)

                              II-A: 0-16388                 II-A: 73-1295505
                              II-B: 0-16405                 II-B: 73-1303341
                              II-C: 0-16981                 II-C: 73-1308986
                              II-D: 0-16980                 II-D: 73-1329761
                              II-E: 0-17320                 II-E: 73-1324751
                              II-F: 0-17799                 II-F: 73-1330632
                              II-G: 0-17802                 II-G: 73-1336572
   Oklahoma                   II-H: 0-18305                 II-H: 73-1342476
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(State or other               (Commission                   (I.R.S. Employer
jurisdiction of                File No.)                     Identification)
incorporation or
organization)


                Two West Second Street, Tulsa, Oklahoma 74103
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             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791



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ITEM 5:     OTHER EVENTS

      Legal Proceedings Update. Registrants' Annual Report on Form 10-K for the year ended December 31, 1997 (the "Annual Report") includes, in "Item 3-Legal Proceedings" a description of a lawsuit in which the Geodyne II-A, II-B, II-C, II-D and II-E Partnerships (the "II-A-E Partnerships") are plaintiffs (Wolverine Exploration Company, et al. vs. Natural Gas Pipeline Company of America, et al., Case No. CJ-88-5522, District Court of Tulsa County, Oklahoma, filed September 12, 1988). On July 30, 1998 Geodyne Resources, Inc., the General Partner of the II-A-E Partnerships, and other parties, settled this lawsuit in which the II-A-E Partnerships sought damages for (i) take or pay deficiencies and (ii) gas pricing claims arising out of a gas purchase contract pursuant to which Texaco, Inc. ("Texaco") purchased gas from the II-A-E Partnerships and other owners in the relevant wells. The settlement resolves all issues between the parties concerning this contract.

      As a result of this settlement the II-A-E Partnerships will receive the following amounts from Texaco:

                                 Total
                               Settlement
          Partnership            Amount                Per Unit

             II-A              $1,710,190               $3.35
             II-B               2,793,295                7.34
             II-C               1,197,148                7.36
             II-D               3,033,283                9.15
             II-E               6,158,619               25.57

      The settlement amount will be included in the November 15, 1998 cash distribution to be paid to limited partners of the II-A-E Partnerships holding units in the Partnerships on November 1, 1998.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-A
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-B
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-C
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-D
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-E
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-F
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-G
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-H





                              By:   GEODYNE RESOURCES, INC.
                                    General Partner

                                          //s// Dennis R. Neill
DATE: August 5, 1998                ______________________________
                                    Dennis R. Neill
                                    President




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